THE COMPANIES ACT

CHAPTER 486 OF THE LAWS OF KENYA

COMPANY LIMITED BY SHARES

M E M O R A N D U M

AND

ARTICLES OF ASSOCIATION

OF

YILAIME NAIROBI LIMITED

(A PRIVATE COMPANY)

INCORPORATED AS OF THIS ______ DAY OF ____________________ ,2015

S.N.THUKU & ASSOCIATES
ADVOCATES
SHANKARDASS HOUSE, 3rd FLOOR
P.O BOX 42557-00100
NAIROBI

THE COMPANIES ACT

(CHAPTER 486 OF THE LAWS OF KENYA)

COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION

OF

YILAIME NAIROBI LIMITED

1. The name of the Company is YILAIME NAIROBI LIMITED.

2. The registered office of the Company will be situated in the Republic of Kenya.

3. The objects for which the Company is established are:

a) To carry on the business of importation and export of all construction materials and building materials suppliers, developers, water proof, polly filler, red oxides, mixers, distributors, suppliers of all kinds of paints, importers and exporters of painting materials, general contractors, painters of buildings, general hardware and engineering equipment, electrical appliances, manufacturers of hardware and building materials, importers and exporters of the same, sanitary ware, cement, sand, building lime, pipes and felting, roofing materials, sanitary fittings, basins, tubs, timber and timber products, steel and steel products, doors, windows, implements, tools and also all types of spares parts for diesel and petrol engines for motor cars and other vehicles and also to import, export, manufacture and deal in detergents, disinfectants, insecticides, pesticides, fertilizers, agro-chemicals. Industrial and fine chemicals, reagents and laboratory chemicals, hides and skins and generally to carry on the business of shopkeepers and dealers in textile of all types.

b) To carry on the business of import , export and supply of packaging materials, transportation of all types of goods, importation of plant machinery, took, implements, apparatus, articles and spares of all kinds vehicles, acquire, buy, sell, lease, investment, own, hire out and deal in the importation and export of all industrial properties and machinery. To also carry on the business of renting, owning and leasing of all commercial and residential properties, apartments, estates, marionettes, offices, buildings for parking, restaurant, motels, cottages, shops, shopping arcades, supermarkets, amusement parks, farms, recreational facilities, flats, ocean villas hire and let on building lease all the above and also to carry on the business of manufacturing, buying of shares and also to carry on the business on environment impact assessment audit, physical planners, project valuation and appraisal reports and to act as property management consultants.

c) To import, export, manufacture, alter, repair, improve, exchange, hire, let or hire, manipulate, treat, prepare for market and generally deal in plant, machinery, chemicals of all kinds especially polymer compounds, apparatus, tools, utensils, commodities, products, materials, merchandise, articles and things whatsoever which may be conveniently dealt with and generally to carry on business as merchants, importers and exporters.

d) To carry on the business of importation and exportation of general supplies, foodstuff for supermarkets for wholesale and retail shops, stock trading, commodity trading, general merchants, international merchants of hardware materials, logistics, importers, exporters, spares, accessories and general hardware appliances and to buy, sell manufactures, supply, distribute, timber ,printers and deal in goods, stores, consumables articles of merchandise and trade of every kind and description both wholesale and retail and of farm equipment's, tools, apparatus, motor vehicle spare parts, spares and implements, farm machinery, tractors, farm inputs, dairy fed, animal care products, manure's, fertilizers, seeds, agrochemical, veterinary chemicals and medicines, building and roofing materials, hardware, nuts, bolts, cement, sand, stones, lime wire, mails, packaging materials both synthetic and natural including synthetic metal, wooden plastic containers such as polythene papers, ferry cans, sisal and jute bags, cartons, wooden boxes, household goods, electrical goods, all types of furniture kitchen ware, sanitary, paints, tiles timber and step products, wood, timber and steel machinery and equipment and accessories, cameras films videos and televisions, tapes, cassettes, radios and all telecommunication equipment, records, audio and video equipment's and computers.

e) To carry on the business of importers, exporters, transporters of petroleum products and lubricating oils, shipping, chartering, town agents, ship handlers, commission agents, and all accessories required for the equipment and operations for the said objectives and more so to carry on the business of packing agents of all kinds of goods, luggage and parcel and other chattel and things used for any of the above purpose:

f) To carry on the business of importers and exporters, customer agents, shippers and freighters of all types of merchandise and services and to establish offices and station at airports, ports, harbors, customs, clearing houses and points and to enter into contract with customer agencies, shipping lines and agents, freighters and transporters in relationship to the business thereon and to give undertaking to importers, exporters and traders for clearing and forwarding of goods and services and commission agents, business brokers, manufacturers' representatives, agents and to transact every kind of agency business whether in respect of manufacturer or consumer goods.

g) To carry on the business of sellers, buyers, distributors, manufacturers, importers, exporters, wholesalers, retailers, agents, suppliers, stockiest and dealers in all types of surgical, scientific and medical appliances and equipment, hospital and laboratory equipment and glassware, dental materials, chemicals, acids, salts, alkalis, antibiotics, articles, compounds (whether of animal, vegetable or mineral origin), related minerals, medical, agricultural and horticultural products, fertilizers, insecticides, agro chemicals, wholesalers and retailers of the same products.

h) To carry on the business of sellers, buyers, distributors, manufacturers, importers, exporters, wholesalers, retailers, agents, suppliers, stockiest and dealers in all types of surgical, scientific and medical appliances and equipment, hospital and laboratory equipment and glassware, dental materials, chemicals, acids, salts, alkalis, antibiotics, articles, compounds (whether of animal, vegetable or mineral origin), related minerals, medical, agricultural and horticultural products, fertilizers, insecticides, agro chemicals, wholesalers and retailers of the same products.

i) To carry on business of importation and to provide facilities for diagnostic, imaging including x-ray, ultra sound, computerized tomography, magnetic imaging, and electronic imaging and by any technical or technological mode available. To carry on business as manufacturers, exporters, importers, distributors, wholesalers, retailers, agents, packers, repackers, stockiest and dealers of medicated preparations, herbs, perfumes, creams, ointments, hair dressing, washes, pomades, dyes, cosmetics, skin preparations, veterinary and human chemicals, and also to carry on the business of printing medical labels and all types of labels, manufacturing and dealing in packaging materials for advertisement.

j) To carry on the business of importation and exportation of all medical health related products and medicines, marketing, consultancy, distribution and selling of all types medical merchandise and to provide services for its development in the market and to advertise and launch the same and to promote such methods, engage in alternative medical practice especially oriental and the far East medical procedures and measures as may be considered beneficial for all and to act as advertising contractors and agents and market consultants in all products.

k) To carry on the business of importers and exporters of electronic goads, manufacturing, assembling and distribution of all types of electronic products, apparatus, electrical appliances, equipment and computers, word processors, data processors and software connected with radio and television industry and also sale and maintenance and to manufacture, make, design, assemble, repair or maintain household electrical appliances, audio and video electronic 'equipment or any accessories or other machine instruments, parts or devices.

l) To carry on the business of importing and exporting poultry and livestock for breeding and local sale, to import experts and organize farm and animal husbandry and the general improvement of farming procedures, carry on the trades and business of grazers, poultry farmers, livestock breeders, ostrich farmers, dairymen, market gardeners, arbor culturists, agriculturalists, horticulturalists, seed merchants and any other trade or business in connection with arboriculture, agriculture, horticulture or dairy industry and also to carry on business related to silk products and industry.

m) To carry on the business of domestic and international travel agents, tour operators, promoters of tourism, safari organizers and outfitters to all parts of the world and to act as exclusive air ticketing, reservations and travel agents for condor airlines, guides, couriers, and professional safari photographers and act as transporters and to offer tour transport facilities both self driven and chauffeur driven and to carry on all the business of transporters and to operate all types of vehicles and to act as clearing and forwarding agents.

n) To undertake and carry the business of investment, estate agents to purchase and sale of land, take on lease or otherwise acquire for the purpose of the Company, any estates houses, buildings, basements, or other

interests in real estate and to sell, let on lease or otherwise dispose of grant rights over any real property belonging to the Company to purchase or otherwise acquire, erect, maintain, reconstruct and adapt any offices, workshops, mills, plant, machinery and other things found necessary or convenient of the purpose of the company.

To carry on the business as property developers and to develop purchase, acquire, buy, sell, lease, buy for investment, hire out and deal in parking in the city and elsewhere, apartments, estates, industrial, commercial and residential properties, marionettes, offices, hotels, cottages, restaurants, shops, shopping malls and arcades, supermarkets, amusement parks, recreational facilities and flats and to purchase or otherwise acquire any estates, buildings and to develop the same in which the company is interested by laying out and preparing any such land for building purposes with builders, tenants and others and to carry on the business of architects, quantity surveyors and sanitary engineers.

To carry on the business civil engineering, construction of buildings, roads, bridges, culverts including suspended ceilings, water proofing works, drainage and installation of power lines and electricity equipment, to alter and build railways, tramways, roads, shafts, furnaces, quartz crushing and other machinery works for smelting or otherwise for treating, removing and storing metals, minerals, drawing and pumping appliances or water works, manufacture, buy, self, import, export, maintain services, repair all electrical appliances equipment and things of all kinds or capable of being used in connection with any of the business of the company or likely to be required by the clients of principals of the company.

To carry on the business of manufacturing steel and steel products, Aluminum, trade in all hardware and electrical equipment, electrical appliances, wholesalers, retailers, agents manufacturers of hardware and building materials, importers and exporters of the same, sanitary ware, cement, sand, building lime pipes and felting, roofing materials, sanitary fitting, basins, tubs, timber products, doors, windows implements, tools and also all types of spare parts for diesel and petrol engines for motor cars and other vehicles;

To carry on internationally and in any part of the world all or any of the business namely: general manufacturers dealers in all household equipment, assemblers, installers, buyers, sellers, warehousemen, carriers, packers fitters removers, stores, exporters, importers, suppliers, distributors as wholesalers and retailers and dealer in all types of motor vehicles, electrical domestic appliances, office, industrial, agricultural, refrigeration ar photographic equipment, spare parts, power products, rice mills, bottle coolers, contractors, material and oth goods of technical, material, mechanical, electrical or electronic nature.

To carry on the business of general contractors, contracts for construction works, electrical works, road bridges, culverts, houses etc and builders, construction and plumbing works of all kinds whether private public works relating to any business of the company whether in the Republic of Kenya or in any other part the world and to enter into such contracts and make such arrangements as may be necessary to carry out t same.

t) To offer technical and general consultancy services in road construction and engineering including feasibility studies, training, appraisal services, assessments inspections works completion and quality certification services and to undertake any work in building, civil, structural, mechanical, agricultural, sanitary and Biomedical engineering.

u) To carry on the business of transporters by road, sea air and agents of the same, transporters of goods and livestock, shippers on the basis of commission fees and to act as merchants, traders, importers and exporters, factors, warehousemen, manufacturers' representatives, commission agents, carriers of goods and carriers' agents, brokers, underwriters, agents of machinery and commodities of all kinds and to import, export, buy, sell, barter, exchange, pledge, make advance upon and otherwise deal in goods, produce, merchandise and to carry on the work of electrical and facsimile machines installers and to act as photocopiers and do the serving.

v) To carry on the business of transport, logistical supplies and procurement of passengers, goods, both in public conveyances and in private vehicles, air brokers, to manufacture, charter, own, store, operate, lease, hire, sell and deal in aircraft of all descriptions and hovercraft and to manufacture, deal in, hire, store, or sell engines, machinery, components, appliances, apparatus, fuel, lubrications and other things capable of being used in connection with aircraft or hovercraft, to carry on the business of carriersof freight goods, merchandise, materials, persons or animals by air or by hovercraft, and to act as owners, managers, proprietors of courier services of every and any description; to organize for the collection and delivery of messages, goods, equipment and accessories of every and any description; to act as proprietors of escort services and car hirers.

w) To conduct and carry on the business of clearing and forwarding and principals or agents and shippers on the basis of commission fee of agency charges in respect of any consignments of goods, ware, merchandise of every kind and description by air, sea, and land and to construct, equip, maintain works, purchase and let or hire vehicles for the carriage of merchandise warehousing or freight and to carry on the business of, and carriers by air and land and to provide door to door services, parcel services, postal services, consolidated services and to handle cargo projects for private firms and organizations.

x) To manufacture, buy, sell and deal in construction and plumbing machinery, all plant machinery, tools, implements, apparatus, articles and things of all kinds capable of being used in the foregoing business or any of them which may be conveniently dealt with or are necessary with such businesses or are likely to be required by any of the customers or persons having dealings with the company.

y) To carry on the business of telecommunications, telecom gadgets, repairs, buyers, sellers, importers, exporters suppliers, distributors, wholesalers and retail traders of mobile phones and accessories, phone trace services and M-pesa services, YU-Cash, Zap Services, E- commerce, commission agents, advertisers, consultants, services and new service providers of new and used mobile cellular phones and accessories and scratch cards dealers, and to carry on the business of compartment, removal of battery and SIM card by using SIM guard lock; prevention of unauthorized opening of the equipment for repair and or maintenance thereof and to provide additional recognizable bar coded identification of mobile cellular phones and to compile and maintain database regarding mobile cellular phones and their respective owners.

z) To acquire any such investment by original subscription, manufacturing of foodstuffs, sanitary ware, syndicate participation, tender, purchase, exchange or otherwise and to subscribe for the same either conditionally or otherwise and to guarantee the subscription thereof.

aa) To take part in the management, supervision or control of the business or operations of any company or undertaking and for that purpose to appoint and remunerate any directors, accountants, or other part experts or agents.

bb) To acquire carry on and undertake all or any part of the business property or liabilities of any company or person carrying on business similar to that which the company is authorized to carry on, or possessed of rights or properties suitable for any of the purposes of the securities of any such person or company.

cc) To amalgamate or enter into partnership or into any other arrangement for sharing profits, unions of interests, joint ventures, reciprocal concessions or co-operation with any company or person carrying on or engaged in, or about to carry on any business or transaction which this company is authorized to carry on or to be engaged in, or any business or transaction capable of being conducted so as to directly to benefit this company.

dd) To seek sponsorship evaluation and consultancy, empowerment, training, establish budgetary and sponsorship parameters, perform all the legal work involved in negotiations with the government, the relevant sporting federation, the print and electronic media offer website design maintenance, brochures, direct mail, product packaging planning and budgeting, full colour high resolution digital photography.

ee) To sell, the undertaking of the company or any part thereof for such consideration as the company may think fit, and in particular for shares, debentures or securities of any other company having objects altogether or in part similar to those of this company.

ff) To invest and deal with the moneys of the company not immediately required upon such stocks and in such manager as may from time to time be determined.

gg) To enter into contracts, agreements or arrangements with governments or authorities (municipal, local or otherwise, or any corporation, companies or persons in any part of the world), and to obtain from any such government or authority all reports, concessions and privileges that may be deemed conducive to the company's objects or any of them.

hh) To raise or borrow, or secure at the discretion of the directors, the payment of money for any purpose of the company in such manner and on such terms as may seem expedient, and particular at such discretion as foresaid, by the issue of debentures or debenture stock, perpetual or redeemable mortgages or other securities, whether perpetual or otherwise, and charged or not charged upon the whole or any part of the property of the company (both present and future) and all or any of the uncalled capital for the time being of the company.

ii) To obtain any degree, law, provisional order or Act of Parliament for enabling the company to carry on its objects into effect, or for effecting any modification of the company's constitution, or for any other purpose which may seem conducive to the Company's business and to oppose any proceedings or applications which may seem calculated directly to indirectly to prejudice the company's interests;

jj) To make, draw, accept, indorse, discount, execute and issue cheques, credit notes, circular notes, bills of exchange, promissory notes, debentures bills of lading and other negotiable or transferable instruments or securities.

kk) To expend money in experimenting upon, testing and improving or securing any process or processes or patent or protecting any invention or inventions which the company may acquire or propose to acquire or deal with.

ll) To deal in all kinds of machinery, implements, appliances, apparatus, lubricants, cements, solutions, enamels and all things capable of being used therewith or in the maintenance and working thereof respectively.,

mm) To carry on the business of advertising contractors, agents, sub-contractors, trustees for any person, firm or company and any other business which may be usefully carried on in connection therewith and to take over property and liabilities of any person or company carrying on business as such contractors or agents, or any other business which may be usefully carried on in connection therewith.

nn) To establish and support or aid in the establishment and support of associations, institutions or inconveniences calculated to benefit persons employed by the company or having dealings with the company. To issue any share of the company at par, or at a premium, or as fully or in part paid up.

oo) To give the call of shares and to confer any preferential or special right to the allotment of shares on such terms and in such manner as may expedient.

pp) To allot any of the shares of the company credited as fully or partly paid up or the bonds property purchased by the company or for any valuable consideration.

AND it is hereby declared that;

(i) The word 'company' in this clause shall be deemed to include any partnership or other body of persons, whether incorporated nor, or domiciled in Kenya or elsewhere.

(ii) AND the objects set forth in each of the different paragraphs of this clause shall be regarded as independent and shall not be limited or restricted by reference from the terms of any other paragraph or the name of the company.

4. The liability of the members is limited,

5. The nominal capital of the company is Kenya Shillings One Hundred Thousand (Kshs. 100,000/=) divided into One Thousand (1,000) shares of One Hundred Shillings (Kshs. 100) each.

6. The company has power to increase or reduce the said capital and to issue any part of its capital, original or increased, with or without any preference priority. Or special privilege or subject to any postponement of rights or to any conditions or restrictions; and so that, unless the conditions of issue shall otherwise, shall be subject to the power herein above contained.

7. The shares in the original or any increased capital may be divided into several classes and there may be attached thereto, respectively any preferential, deferred or other special rights, privileges, conditions or restrictions as to divided capital,

WE, the several persons, whose names and addresses are subscribed below, are desirous of being formed into a company in pursuance of this Memorandum of Association and we respectively agree to take the number of shares in the capital of the Company set opposite our respective names.

NAMES,POSTAL ADDRESSES & OCCUPATION OF SUBSCRIBERS	NUMBER OF SHARES TAKEN BY EACH SUBSCRIBER	SIGNATURE OF SUBSCRIBERS
ALTON PERKINS P.O. BOX 1348-00502 NAIROBI BUSINESSMAN	Five Hundred and Ninety (590) Ordinary Shares	Alton [signature]
DANIEL K. GATABAKI Ph.D P.O. BOX 1348-00502 NAIROBI BUSINESSMAN	Sixty (60) Ordinary Shares	Daniel K. Gatabaki [signature]
LILIAN MABONGA P.O. BOX 1348-00502 NAIROBI BUSINESSLADY	Two Hundred (200) Ordinary Shares	[signature]
DOREEN MABONGA P.O. BOX 1348-00502 NAIROBI BUSINESSLADY	Seventy Five (75) Ordinary Shares	[signature]
MICHAEL ANYAL OKUTE P.O. BOX 1348-00502 NAIROBI BUSINESSMAN	Seventy Five (75) Ordinary Shares	[signature]
TOTAL	**ONE THOUSAND (1000) ORDINARY SHARES.**	

DATED as of this 18th day of November, 2015

WITNESS to the above signatures:

[signature]

....

ADVOCATE

I CERTIFY that this Memorandum of Association has been produced by me by the process of Xerography.

[signature]

....

ADVOCATE

THE COMPANIES ACT

(CHAPTER 486, OF THE LAWS OF KENYA)

COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

YILAIME NAIROBI LIMITED

(A PRIVATE COMPANY)

---

1. The Regulations contained in Table "A" in Part II of the First Schedule to the Companies Act (Chapter 486) shall apply to the Company save and except where the same are herein expressly excluded or varied. The Articles hereinafter appearing are in addition to the Regulations contained in Table "A" (Part II) and in case of any conflict the provisions of the Articles herein shall prevail.

PRIVATE COMPANY

2. The Company is a private company and accordingly:

(a) The number of members for the time being of the Company (exclusive of the persons who are in employment of the Company and persons who, having been formerly in the employment of the Company, were while in that employment, and have continued after the determination of that employment to be members of the company) is not to exceed fifty.

(b) Where two or more persons hold one or more shares in the Company jointly they shall for the purposes of paragraph (a) above be treated as a single member.

(c) Any invitation to the public to subscribe for any shares in or debentures of the Company is hereby prohibited.

(d) The right to transfer the shares in the Company is restricted as hereinafter provided

(e) Regulations 3,5,24,75,79, 88 to 97 (both inclusive) 113 and 133 of Table "A" shall not apply to the Company but the Articles hereafter contained and the remaining Regulations of Table "A" subject to the modification hereafter expressed shall constitute the Regulations of the Company.

SHARES

The Share Capital of the Company is Kenya Shillings One Hundred Thousand (K.Shs.100,000/-) divided into One Thousand (1,000) Ordinary shares of Shillings One Hundred (KShs.100/-) each.

3. The members for the time being shall have the preferential right to subscribe for the take up all further shares authorized to be issued. All such shares shall be offered to the members in proportion to the existing shares held by tern and such offer shall be made by notice specifying the number of shares to which the members are entitled and limiting a time within which the offer, if not accepted, will be deemed to be declined and after the expiration of such time or on intimation from the member to whom such notice is given that he declines to accept the shares offered, the Directors may dispose of the same (subject to Article 1 hereof) to such persons at such times and generally on such term and conditions as they think fit provided that no share shall be issued at a discount except as prescribed by Section 55 of the Act.

4. Subject to the provisions of Section 60 of the Companies Act any preference shares maywith the sanction of a special resolution be issued upon the terms that they are or at the option of the company are liable to be redeemed.

LIEN

5. In Regulation II of Table "A" the words "(not being fully paid shares)" and the words "(other than fully paid shares)" shall be omitted.

6. No member shall be entitled to receive any dividend or to be present or to vote any question, either personally or by proxy, at any General Meeting, or upon a poll or to be reckoned in a quorum whilst any call or other sum shall be due and payable to the company in respect of any of the shares held by him, whether alone or jointly with any other person,

TRANSFERS OF SHARES

9.

(i) A share may be transferred by a member or other person entitled to transfer to any member selected by the Transferor; but as aforesaid, as provided by Sub-Article (vi) or (viii) hereof, no share shall be transferred to a person who is not a member so long as any member (or any person selected by the Directors as one whom it is desirable in the interests of the company to admit to membership) is willing to purchase the same at the fair value.

(ii) Except where the transfer is made pursuant to Sub-Article (vi) or (viii) hereof, theperson proposing to transfer any shares (hereinafter called "the proposing transferor") shall give notice in writing (hereinafter called a "transfer notice") to the company that he desires to transfer the same. Such notice shall specify the sum he fixes as the fair value, and shall constitute the company, his agent for the sale of the share to any member of the company (or person selected as aforesaid) willing to purchase the share (hereinafter called "the purchasing member") at the price so fixed, or at the option of the purchasing member, at the fair value to

be fixed, or at the fair value to be fixed by the Auditor in accordance with Sub-Article (vi) hereof. A transfer notice may include several shares, and in such case shall operate as if it were a separate notice in respect of each. A transfer notice shall not be revocable except with sanction of the Directors.

(iii) If the company shall, within the space of twenty-eight days after being served with transfer notice, find a purchasing member and shall be bound upon payment of the fair value as fixed accordance with Sub-Article (ii) or (vi) hereof, to transfer the share to the purchasing member.

(iv) In case any difference arises between the proposing transferor and the purchasing member as to the fair value of a share, the Auditor (for the time being of the company shall, on the application of either party, certify in writing the sum which, in his opinion, is the fair value, and such sum shall be deemed to be the fair value, and in so certifying the Auditor shall be considered to be acting as an expert and not as an arbitrator, and accordingly to the Arbitration Act shall not apply.

(v) If in any case the proposing transferor, after having become bound as aforesaid, makes default in transferring the share, the company may receive the purchase money, the proposing transferor shall be deemed to have appointed anyone Director or the Secretary of the Company as his agent to execute a transfer of the share to the purchasing member, and upon the execution of such transfer the company shall hold the purchase money in trust for the proposing transferor. The receipt of the company for the purchase money shall be a good discharge to the purchasing member and after his name has been entered in the Register in purported exercise of the aforesaid power the validity of the proceedings shall not be questioned by any person.

(vi) If the company shall not within the space of twenty eight days after being served with a transfer notice, find a purchasing member and give notice in a manner aforesaid, the proposing transferor shall at any time within three months afterwards be at liberty, subject to sub-article (ix) hereof, to sell and transfer the share (or where there are more shares than one of those not placed) to any person and at any price.

(vii) The company in General Meeting may make and from time to time vary rules as to the mode in which any shares specified in any transfer notice shall be offered to the members, and as to their rights in regard to the purchase thereof and in particular may give any member or class of members a preferential right to purchase the same. Until otherwise determined every such share shall be offered to the members in such proportion and in such manner as provided for by Article 5 hereof.

(viii) Any share may be transferred by a member to any child, or other issue, son-in-law, daughter-in-law, father, mother, brother, sister, niece, wife or husband may be transferred by his executors or administrators to any child or other issue, son-in-law, daughter-in-law, father, mother, brother, sister, nephews, niece, widow or widower of such deceased member and

shares standing in the name of the deceased member or his executors or administrators may be transferred to the trustees of his will, and shares standing in the name of the trustees of the will of any deceased member may be transferred upon any change of trustees to the trustees for the time being of such will, and the restriction in sub-Article (I) hereof shall not apply to any transfer authorized by this sub-Article.

(ix) The Directors may refuse to register any transfer of a share, (a) where the company has a lien on the share of (b) where the Directors are not of the opinion that it is desirable to admit the proposed transferee to membership, but paragraph (b) of this Sub-Article shall not apply where the proposed transferee is already a member, nor to a transfer made pursuant to sub-Article (viii) hereof.

(x) Notwithstanding the foregoing sub-articles transfer of shares in the company maybe made to any person at any price or for any or no consideration provided that all the members of the company agree thereto in writing.

TRANMISSION OF SHARES

10. The provision to Regulation 32 of Table "A" shall be omitted.

PROCEEDINGS AT GENERAL MEETINGS

11. Provided that two members and the Chairman of the Company are present shall be a quorum. Present shall mean the actual presence at a physical location or presence by other telecommunications means including Skye, email, telephone and other electronic means. Additionally, general and regular meetings are to be held through, email, telephone, Skype and other online internet based applications.

    Additionally, signing of all correspondence shall be by original signature and or signatures accepted electronically through the Adobe Echo-sign system. Electronic signatures will be accepted as if they are the original signature.

12. Subject to the provision of the Act, a resolution in writing signed by all members for the time being entitled to receive notice of and to attend and vote at any general meeting (or being corporations by duly authorized representatives) shall be as valid and effective as if the same had been passed at a general meeting of the company duly convened and held.

DIRECTORS

13. Unless and until otherwise determined the number of Directors shall not be less than two and not more than seven. The names of the first Directors shall be determined in writing by the subscribers of the Memorandum of Association or a majority of them and until such determination the signatories to the Memorandum of Association shall be the first directors.

14. Each director shall have the power to nominate their own manager.

15. Each Director shall have power to nominate any person to act as alternate Director in the place during his absence from (.....) or inability to act as such Director, and at his discretion to remove such alternate Director by notice in writing to the company, and such appointment being made, the alternate director shall (except as regards the shag qualification and enumeration) be subject in all aspects to the terms and condition existing with reference to the other directors, and each alternate director, while acting i the place of an absent Director, shall enjoy all the rights of exercise and discharge all the duties of the Director he represents.

MANAGING DIRECTOR

16. The Directors may from time to time appoint one or more of their body to the office Managing Director for such period and on such terms as they think fit, and subject to t terms of any agreement entered into in any particular case, may revoke his appointment. A Director so appointed shall not, whilst holding that office, be subject of retirement by rotation or be taken into account in determining the rotation of retirement erectors, but his appointment shall be automatically determined if he ceased from such cause to be a Director.

17. A Managing Director shall receive such remuneration (whether by way of salary commission or participation in profits, or partly in one way and partly in another) as the Directors may determine.

18. The Directors may entrust to and confer upon a Managing Director any of the power exercisable by them upon such terms and conditions and with such restrictions as this may think fit and either collaterally with or to the exclusion of their own powers and mi from time to time revoke, withdraw, alter or vary all or any such power.

BORROWING POWERS

19. The Directors may exercise all the powers of the company to borrow money and mortgage or change its undertaking, property and uncalled capital or any part thereof au to issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the company or of any third party.

POWERS AND DUTIES OF DIRECTORS

20. A Director may vote as a Director in regard to any contract or arrangement in which he interested or upon any matter arising therein, and if he shall so vote shall be counted, at be reckoned in constituting a quorum when any such contract or arrangement is and consideration, and paragraphs (2) and (4) of Regulation 84 of Table "A" shall not apply the company. On any and all matters called before a Vote, each Director's vote shall be equivalent to the amount of shares that they hold in the Company.

DISQUALIFICATION OF DIRECTORS

21. The office of Director shall be vacated if the Director:-

a) Becomes bankrupt or makes any arrangement with his creditors generally or;

b) Becomes prohibited from being a Director by reason of any other mode under section 18 of the Act; or

c) Becomes of unsound mind or;

d) Resigns his office by notice in writing to the company

e) If he be requested in writing by a majority vote and formal resolution of the Board of Directors.

ROTATION OF DIRECTORS

22. The company may from time to time in general meeting by Ordinary Resolution increase or reduce the number of Directors and may also determine in what rotation the increase or reduced member is to go out of office.

ALTERNATE DIRECTORS

23. Any Director may in writing appoint any person, who is approved by the majority of the Directors, to be his alternate to act in his place at any meeting of the Directors and attend and vote there as a Director when the person appointing him is not personal present, and where he is a Director to have a separate vote on behalf of the Director at any time in writing revoke the appointment of an alternate appointed by him. Even such alternate shall be an officer of the company and shall not be deemed to be the age of the Director appointing him. The remuneration of such an alternate shall be payable out of the remuneration payable to the Director appointing him and proportion thereof shall be agreed between them. An alternate need not hold any share qualification. For the purpose of Regulation 99 of Table "A" an alternate appointed by a Director shall be counted in a quorum at a meeting at which the Director appointing him is not present.

THE SEAL

24. The Seal shall not be affixed to any instrument except by the authority and resolution of the Board.

DIVIDENDS AND RESERVE

25.

The Company in general meeting may at any time to time resolve that any surplus moneys in the hands of the company representing capital profits arising from the receipt of moneys received or recovered in respect of or arising from the realization of any capital assets of the company or any investment representing the same and not required for the payment or provision of any fixed preferential dividend instead being applied in the purchase of other capital assets or for other capital purposes be distributed amongst the ordinary shareholders on the footing that they receive the same as capital and in the shares and proportions in which they would have been entitled to receive the same if it had been distributed by way of dividend provided always that no such profit as aforesaid shall be so distributed unless there shall remain in the hands of the company a sufficiency of other assets to answer in full the whole of the liabilities and paid up share capital of the company for the time being.

26. The directors may retain any dividend or other sum payable on or in respect of a share on which the Company has a lien and may apply the same in or towards a satisfaction of the debts, liabilities or engagements in respect of which the lien exists.

27. All dividends unclaimed for one year after having been declared may be invested or otherwise made use of the Directors for the benefit of the company until claimed, and the company shall not be constituted a trustee in respect thereof. All dividends unclaimed for a period of twelve years after having been declared shall be forfeited and shall revert to the company.

SPECIAL RESOLUTION

28. The company may from time to time alter any of these Articles by passing and registering a Special Resolution in the manner required by section 13 and 141 of the Act. Further and in particular the company may in the proper manner alter the Articles in connection with the increase (or decrease) of its Nominal Capital Nomination of the Chairman, Managing Director, General Manager and the Secretary, issue of the dividends and change of various types of shares.

NOTICES

29. In Regulations 131 of Table "A" the words, "in the case of a notice of a meeting" and all the words after the words the letter containing the same is posted" shall be deleted.

30. Any notice or document sent by post to or left at the registered address of any member, in pursuance of these Regulations, shall notwithstanding such member be then deceased or bankrupt and whether or not the company has notice of his decease or bankruptcy, be deemed to have been duly served in respect of any shares, whether held solely or jointly with other person by such member, until some other person be registered instead as holder or joint holder thereof, and such notice or document on all persons interested (whether jointly with or as claiming through or under him) in any such share.

31. The holder of joint holder thereof, and such service shall for all purposes be deemed a sufficient service of such notice or document all persons interested (whether jointly with or as claiming through or under him) in any such agreement.

WINDING UP

32. If the company shall be wound up the liquidator may, with the sanction of a special resolution of the company and any other sanction required by the Act, divide amongst the members in specie or in kind the whole or any part of the assets of the company (whether they shall consist or property of the same kind or not) and may, for such purpose set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall errant classes of members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as the liquidators, with the like sanction shall think fit, member shall be compelled to accept any share or other securities whereon there is any liability.

INDEMNITY

33. Every director, managing director, agent, auditor, secretary or other officer of the company shall be indemnified against all losses or liabilities which he may sustain or incur in or about the execution of any liability incurred by him in defending any proceedings, whether civil, or criminal in which judgment is given in his favour he is acquitted in connection with any application under section 402 of the Act in which relief is granted to him by the court, and no director or other officer shall be liable for any loss, damage or misfortune which may happen to be incurred by the company in the execution of the duties of his office or in relation thereto. But this Article shall only have effect in so far as its provisions are not avoided by section 206 of the Act.

NAMES,POSTAL ADDRESSES & OCCUPATION OF SUBSCRIBERS	SIGNATURE OF SUBSCRIBERS
ALTON PERKINS P.O. BOX 1348-00502 NAIROBI BUSINESSMAN	
DANIEL K. GATABAKI Ph.D P.O. BOX 1348-00502 NAIROBI BUSINESSMAN	
LILIAN MABONGA P.O. BOX 1348-00502 NAIROBI BUSINESSLADY	
DOREEN MABONGA P.O. BOX 1348-00502 NAIROBI BUSINESSLADY	
MICHAEL ANYAL OKUTE P.O. BOX 1348-00502 NAIROBI BUSINESSMAN	

DATED as of this 18th day of November, 2015

WITNESS to the above signatures:

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ADVOCATE

I CERTIFY that this Memorandum of Association has been produced by me by the process of Xerography.

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